================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 25, 2004 (APRIL 12, 2004)



                  COMMISSION FILE NUMBER: 333-91532 (1933 ACT)

                         BEHRINGER HARVARD REIT I, INC.
             (Exact Name of Registrant as Specified in Its Charter)


            MARYLAND                                          68-0509956
 (State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                           Identification No.)


           1323 NORTH STEMMONS FREEWAY, SUITE 210, DALLAS, TEXAS 75207
                    (Address of principal executive offices)
                                   (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (866) 655-1605


================================================================================

        Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard REIT I, Inc., (the "Company"), hereby amends its Current Report on Form 8-K dated April 27, 2004 to provide the required financial statements relating to the acquisition by the Company of its 36.31276 % undivided tenant in common interest in Enclave on the Lake, located in Houston, Texas, as described in such Current Report.

        After reasonable inquiry, the Company is not aware of any material factors relating to Enclave on the Lake that would cause the reported financial information relating to Enclave on the Lake not to be necessarily indicative of future operating results.

Item 7.   Financial Statements and Exhibits
                                                                            Page

  (a)     Financial Statements of businesses acquired.

          Report of Independent Auditors.......................................3

          Statement of Revenues and Certain Expenses for the year
             ended December 31, 2003...........................................4

          Notes to the Statement of Revenues and Certain Expenses for the
             year ended December 31, 2003......................................5


  (b)     Pro forma financial information.

          Unaudited Pro Forma Consolidated Financial Information...............7

          Unaudited Pro Forma Consolidated Balance Sheet as of
             March 31, 2004....................................................8

          Unaudited Pro Forma Consolidated Statement of Operations for
             the three months ended March 31, 2004.............................9

          Unaudited Pro Forma Consolidated Statement of Operations for
             the year ended December 31, 2003.................................10

          Unaudited Notes to Pro Forma Consolidated Financial Statements......11

  (c)     Exhibits.

          None

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of Behringer Harvard REIT I, Inc.:

In our opinion, the Statement of Revenues and Certain Expenses presents fairly, in all material respects, the revenues and certain expenses of Enclave on the Lake (the "Property") for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Property's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit of the Statement of Revenues and Certain Expenses provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 to the Statement of Revenues and Certain Expenses, and is not intended to be a complete presentation of the revenues and expenses of the Property.


/s/ PricewaterhouseCoopers LLP

Dallas, Texas
June 18, 2004

                               ENCLAVE ON THE LAKE
          STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE YEAR ENDED
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------


Revenues:
    Rental revenue                                                $  2,242,155
    Reimbursement income                                                88,882
    Other income                                                         1,624
                                                                 --------------

        Total revenues                                               2,332,661
                                                                 --------------

Expenses:
    Maintenance and service contracts                                  346,896
    Utilities                                                          277,074
    Management fees                                                     30,762
    Administrative                                                     177,302
    Property taxes and insurance                                       394,325
                                                                 --------------

        Total expenses                                               1,226,359
                                                                 --------------

Revenues in excess of certain expenses                            $  1,106,302
                                                                 --------------

        The accompanying notes are an integral part of these statements.

                               ENCLAVE ON THE LAKE
   NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE YEAR ENDED
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BASIS OF PRESENTATION
        On April 12, 2004, Behringer Harvard REIT I, Inc., (the "Company") acquired an undivided 36.31276% tenant in common interest in Enclave on the Lake, a six-story office building containing approximately 171,090 (unaudited) rentable square feet located in Houston, Texas (the "Property"). The remaining tenant in common interests in the Property were acquired by various investors who purchased their interests in a private offering sponsored by the Company's affiliate, Behringer Harvard Holdings, LLC. The contract purchase price of Enclave on the Lake to Behringer Harvard Holdings, LLC as a sponsor-affiliate, exclusive of closing costs and initial escrows was $28,650,000. The Company's purchase price of its 36.31276% tenant in common interest in Enclave on the Lake was $10,544,438 including preliminary closing costs. The Statement of Revenues and Certain Expenses presents the operations of the Property for the year ended December 31, 2003.

        The accompanying statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K of the Company. The statements are not intended to be a complete presentation of the revenues and expenses of the Property for the year ended December 31, 2003 as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Property have been excluded.

        REVENUE RECOGNITION
        Tenant leases are accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the terms of the respective leases. Reimbursement income consists of recoveries of certain operating expenses. Recoveries of certain operating expenses are recognized as revenues in the period the applicable costs are incurred.

        ESTIMATES
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

2.      LEASES

        The Property is 100% occupied with two tenants, whose leases started in May and June of 2003. The minimum future cash rentals of tenant leases based on noncancelable operating leases held as of December 31, 2003 are as follows:

        2004                                                       $  3,279,244
        2005                                                          4,020,639
        2006                                                          4,106,184
        2007                                                          4,191,730
        2008                                                          4,277,275
        Thereafter                                                   13,544,704
                                                                  --------------

                Total                                              $ 33,419,776
                                                                  ==============

3.      MAJOR TENANTS

        The following presents rental revenue from tenants who individually represent more than 10% of the Property's total rental revenue for the year ended December 31, 2003:

                                                                        2003
                                                                  --------------

        SBM-IMODCO, Inc.                                           $  1,336,566
        Atlantia Offshore Limited                                       905,589

                         BEHRINGER HARVARD REIT I, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

        On April 12, 2004, the Company acquired an undivided 36.31276% tenant in common interest in Enclave on the Lake, a six-story office building containing approximately 171,090 (unaudited) rentable square feet and located on approximately 6.75 acres of land in Houston, Texas. The Company's purchase price of its 36.31276% tenant in common interest in Enclave on the Lake was $10,544,438 including preliminary closing costs. The Company used borrowings of $7,262,552 under a Loan Agreement (the "Loan Agreement") with State Farm Life Insurance Company (the "Lender") to pay a portion of such purchase price and paid the remaining purchase price from cash on hand. The Company's tenant in common interest is held by Behringer Harvard Enclave H LP, an entity that is wholly owned by the Company's operating partnership, Behringer Harvard Operating Partnership I LP. The remaining tenant in common interests in Enclave on the Lake were acquired by various investors who purchased their interests in a private offering sponsored by the Company's affiliate, Behringer Harvard Holdings, LLC.

        The Company has reflected its undivided 36.31276% tenant in common interest in Enclave on the Lake as an investment in tenant in common interest on the accompanying unaudited pro forma consolidated balance sheet as of December 31, 2003. Additionally, the Company has reflected its 36.31276% ownership interest in the operations of Enclave on the Lake, which excludes interest expense and amortization of financing costs associated with the Company's debt, asset management fees, and property management fees, as equity in earnings of tenant in common interest in the accompanying unaudited pro forma consolidated statements of operations.

        In the opinion of management of the Company, all material adjustments necessary to reflect the effects of the above transactions have been made.

                         BEHRINGER HARVARD REIT I, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2004

        The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired its undivided 36.31276% tenant in common interest in Enclave on the Lake on March 31, 2004. This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Pro Forma Consolidated Statements of Operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the three months ended March 31, 2004. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above transaction on March 31, 2004, nor does it purport to represent the future financial position of the Company.

                                                             MARCH 31,
                                                                2004                                       PRO FORMA
                                                            AS REPORTED           PRO FORMA                MARCH 31,
                                                                (a)              ADJUSTMENTS                  2004
                                                         -----------------    ------------------       -------------------
ASSETS
      Cash and cash equivalents                           $    11,182,117       $    (3,281,886)(b)      $      7,811,856
                                                                                        (88,375)(c)
      Restricted cash                                           5,397,838                     -                 5,397,838
      Prepaid expenses and other assets                         1,463,129                     -                 1,463,129
      Investments in tenant in common interests                 6,247,804            10,544,438 (b)            16,792,242
      Deferred financing fees                                      86,258                88,375 (c)               174,633
                                                         -----------------    ------------------       -------------------
TOTAL ASSETS                                              $    24,377,146       $     7,262,552          $     31,639,698
                                                         =================    ==================       ===================

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
      Mortgages payable                                   $     4,320,700       $     7,262,552  (b)     $     11,583,252
      Dividends payable                                           113,047                     -                   113,047
      Accrued liabilities                                          57,923                     -                    57,923
      Subscriptions for common stock                            2,896,563                     -                 2,896,563
                                                         -----------------    ------------------       -------------------
TOTAL LIABILITIES                                               7,388,233             7,262,552                14,650,785

STOCKHOLDERS' EQUITY
      Preferred stock, $.0001 par value per share;
         50,000,000 shares authorized,
         none outstanding                                               -                     -                         -
      Common stock, $.0001 par value per share;
         350,000,000 shares authorized, 2,014,075
         shares issued and outstanding                                201                     -                       201
      Additional paid-in capital                               17,786,399                     -                17,786,399
      Cumulative distributions in excess of net income           (797,687)                    -                  (797,687)
                                                         -----------------    ------------------       -------------------
TOTAL STOCKHOLDERS' EQUITY                                     16,988,913                     -                16,988,913
                                                         -----------------    ------------------       -------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $    24,377,146       $     7,262,552          $     31,639,698
                                                         =================    ==================       ===================

                         BEHRINGER HARVARD REIT I, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired its undivided 36.31276% tenant in common interest in Enclave on the Lake on January 1, 2003 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Pro Forma Consolidated Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the three months ended March 31, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transactions on January 1, 2003, nor does it purport to represent the future operations of the Company.

                                                        QUARTER ENDED
                                                        MARCH 31, 2004                                 PRO FORMA
                                                         AS REPORTED           PRO FORMA             QUARTER ENDED
                                                             (a)              ADJUSTMENTS           MARCH 31, 2004
                                                     ------------------    ----------------       ------------------
Total revenues                                         $             -       $           -          $             -

Expenses
             Interest                                           70,908             102,109  (c)             173,017
             Property and asset management fees                 14,131               3,813  (d)              28,583
                                                                                    10,639  (e)
             General and administrative                        122,521                   -                  122,521
                                                     ------------------    ----------------       ------------------
Total expenses                                                 207,560             116,561                  324,121
                                                     ------------------    ----------------       ------------------

Interest income                                                 25,105                   -                   25,105
                                                     ------------------    ----------------       ------------------

Net loss before equity in earnings of
   investments in tenant in common interests                  (182,455)           (116,561)                (299,016)

Equity in earnings of investments
   in tenant in common interests                                34,073              83,807  (b)             117,880

                                                     ------------------    ----------------       ------------------
Net loss                                               $      (148,382)      $     (32,754)         $      (181,136)
                                                     ==================    ================       ==================

Basic and diluted weighted
   average shares outstanding                                1,510,520                                    1,510,520

Basic and diluted loss per share                       $         (0.10)                             $         (0.12)

                         BEHRINGER HARVARD REIT I, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired its undivided 36.31276% tenant in common interest in Enclave on the Lake on January 1, 2003 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Pro Forma Consolidated Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 2003. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transactions on January 1, 2003, nor does it purport to represent the future operations of the Company.

                                                          YEAR ENDED
                                                      DECEMBER 31, 2003                                PRO FORMA
                                                          AS REPORTED           PRO FORMA              YEAR ENDED
                                                              (a)              ADJUSTMENTS         DECEMBER 31, 2003
                                                     --------------------    ---------------      --------------------
Total revenues                                         $               -      $           -          $              -

Expenses
             Interest                                             60,833            408,434  (c)              469,267
             Property and asset management fees                   10,220             15,251  (d)               50,865
                                                                                     25,394  (e)
             General and administrative                          240,223                  -                   240,223
                                                     --------------------    ---------------      --------------------
Total expenses                                                   311,276            449,079                   760,355
                                                     --------------------    ---------------      --------------------

Interest income                                                    3,767                  -                     3,767
                                                     --------------------    ---------------      --------------------

Net loss before equity in earnings of
  investments in tenant in common interests                     (307,509)          (449,079)                 (756,588)

Equity in earnings of investments
   in tenant in common interests                                  18,176           (236,851) (b)             (218,675)

                                                     --------------------    ---------------      --------------------
Net loss                                               $        (289,333)     $    (685,930)         $       (975,263)
                                                     ====================    ===============      ====================

Basic and diluted weighted
   average shares outstanding                                    142,430                                      142,430

Basic and diluted loss per share                       $           (2.03)                            $          (6.85)

                         BEHRINGER HARVARD REIT I, INC.
         UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

a.      Reflects the Company's historical unaudited balance sheet as of March
        31, 2004.

b. Reflects the acquisition of the Company's undivided 36.31276% tenant in common interest in Enclave on the Lake for $10,544,438. Such amounts were funded with $3,281,886 of cash and $7,262,552 of long-term debt. The Company allocated its purchase price to the following tangible and intangible assets and estimated the following remaining useful lives as follows:

                                                                      Estimated
                                                                        Useful
                         Description                   Allocation        Life
        ------------------------------------------------------------------------

        Land                                       $        651,865         -
        Building                                          7,374,796    25 years
        Tenant improvements, leasing commissions
           & legal fees                                   1,771,300   7.8 years
        In-place leases                                     434,317   7.8 years
        Tenant relationships                                312,160  12.8 years
                                                  ------------------
                                 Total             $     10,544,438
                                                  ==================

        The Company allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" as follows:

        The fair value of the tangible assets acquired, consisting of land and building, was determined by valuing the property as if it were vacant, and the "as-if-vacant" value was then allocated to land and the building. The land value was derived from appraisals, and the building value was calculated as replacement cost less depreciation or management's estimate of the relative fair value of the asset using a discounted cash flow analysis or similar method. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

        The Company determined the value of the acquired leases to be at market based on the recent inception date of the two leases and therefore allocated no cost to above/below market lease intangibles.

        The total value of identified real estate intangible assets acquired were then allocated to in-place lease values and tenant relationships based on management's evaluation of the specific characteristics of the leases and the Company's overall relationship with the tenants. The aggregate values for leasing commissions, tenant improvements and legal fees were based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The aggregate values of the in-place leases acquired and the tenant relationships were determined by applying a fair value model. The estimate of fair value of the in-place leases included an estimate of carrying costs during the expected lease-up periods for the space considering current market conditions, and the costs to execute similar leases. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, management included such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up periods based on current market conditions. The estimate of fair value of the tenant relationships included costs to execute similar leases including leasing commissions and legal fees as well as an estimate of the likelihood of renewals as determined by management.

        The Company amortizes the value of tenant improvements, leasing commissions, legal fees and in-place leases to expense over the initial terms of the leases. The value of the tenant relationship intangibles are amortized to expense over the initial terms and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should the tenants terminate their leases, the unamortized portion of the in-place lease values and the tenant relationship intangibles would be charged to expense.

c. Reflects financing costs incurred in connection with obtaining the long-term debt.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2004

a. Reflects the historical operations of the Company for the three months ended March 31, 2004.

b. Reflects the Company's 36.31276% undivided interest in the operations of Enclave on the Lake. Amounts were determined as follows:


                                                                Three Months
                                                                    Ended
                                                                March 31, 2004
                                                            -------------------

        Revenues in excess of certain expenses               $         670,430
        Less:  Depreciation and amortization (1)                       439,639
                                                            -------------------
        Earnings from tenant in common interest              $         230,791
                                                            ===================
        Company's tenant in common interest                          36.31276%
        Equity in earnings of tenant in common interest      $          83,807
                                                            ===================

        (1) Reflects depreciation and amortization of the Company's 36.31276% undivided interest in the depreciable or amortizable assets and liabilities of Enclave on the Lake using the straight-line method over their estimated useful lives. See note (b) to the Unaudited Pro Forma Consolidated Balance Sheet.

c. Represents interest expense associated with the $7,262,552 of long-term debt obtained in connection with the purchase of Enclave on the Lake and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.45% per annum, requires the monthly payment of principal and interest and matures in 2011. The deferred financing costs are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

d. Reflects the Company's 36.31276% interest in the asset management fees associated with Enclave on the Lake. The asset is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for an annual asset management fee of $42,000.

e. Reflects the Company's 36.31276% interest in the property management fees associated with Enclave on the Lake. The property is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

a. Reflects the historical operations of the Company for the year ended December 31, 2003.

b. Reflects the Company's 36.31276% undivided interest in the operations of Enclave on the Lake. Amounts were determined as follows:

                                                                 Year Ended
                                                             December 31, 2003
                                                            -------------------

        Revenues in excess of certain expenses                 $     1,106,302
        Less:  Depreciation and amortization (1)                     1,758,555
                                                            -------------------
        Loss from tenant in common interest                    $      (652,253)
                                                            ===================
        Company's tenant in common interest                          36.31276%
        Equity in losses of tenant in common interest          $      (236,851)
                                                            ===================

        (1) Reflects depreciation and amortization of the Company's 36.31276% undivided interest in the depreciable or amortizable assets and liabilities of Enclave on the Lake using the straight-line method over their estimated useful lives. See note (b) to the Unaudited Pro Forma Consolidated Balance Sheet.

c. Represents interest expense associated with the $7,262,552 of long-term debt obtained in connection with the purchase of Enclave on the Lake and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.45% per annum, requires the monthly payment of principal and interest and matures in 2011. The deferred financing costs are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

d. Reflects the Company's 36.31276% interest in the asset management fees associated with Enclave on the Lake. The asset is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for an annual asset management fee of $42,000.

e. Reflects the Company's 36.31276% interest in the property management fees associated with Enclave on the Lake. The property is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          BEHRINGER HARVARD REIT I, INC.




Dated:  June 25, 2004                     By: /s/ Gary S. Bresky
                                             -----------------------------------
                                              Gary S. Bresky
                                              Chief Financial Officer and
                                              Treasurer